UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  June 2, 2005


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware                 1-2691           13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                               Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas            76155
  (Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on June 2, 2005 as Exhibit 99.1, which is included herein. This press release was issued to report May traffic for American Airlines, Inc.











                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   American  Airlines, Inc.




                                   /s/ Charles D. MarLett
                                   Charles D. MarLett
                                   Corporate Secretary



Dated:  June 3, 2005








                        EXHIBIT INDEX


Exhibit   Description

99.1      Press Release









                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Thursday, June 2, 2005



            AMERICAN AIRLINES REPORTS MAY TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a May load factor of 78.1 percent
- an increase of 5.0 points compared to the same period last year. Traffic grew by 10.0 percent year over year, while capacity increased by 3.0 percent.
     International traffic increased 15.7 percent relative to last year on 10.0 percent more capacity. Domestic traffic increased 7.4 percent year over year despite a slight capacity reduction.
     American boarded 8.4 million passengers in May.

     Detailed traffic and capacity data are on the following pages:








                        - - more - -







             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
May
                                2005         2004       CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                   11,809,472    10,733,360      10.0 %
     D.O.T. DOMESTIC         7,857,238     7,318,174       7.4
     INTERNATIONAL           3,952,234     3,415,186      15.7
     ATLANTIC                1,826,539     1,641,984      11.2
     LATIN AMERICA           1,620,339     1,379,737      17.4
     PACIFIC                   505,356       393,464      28.4

AVAILABLE SEAT MILES (000)
   SYSTEM                   15,107,193    14,671,377       3.0 %
     D.O.T. DOMESTIC         9,851,538     9,894,489      (0.4)
     INTERNATIONAL           5,255,655     4,776,888      10.0
     ATLANTIC                2,207,453     2,053,361       7.5
     LATIN AMERICA           2,425,879     2,246,344       8.0
     PACIFIC                   622,323       477,182      30.4

LOAD FACTOR
   SYSTEM                         78.1 %        73.1 %     5.0 Pts
     D.O.T. DOMESTIC              79.7          73.9       5.8
     INTERNATIONAL                75.1          71.4       3.7
     ATLANTIC                     82.7          79.9       2.8
     LATIN AMERICA                66.7          61.4       5.3
     PACIFIC                      81.2          82.4      (1.2)

PASSENGERS BOARDED           8,394,153     7,568,436      10.9 %

SYSTEM CARGO TON MILES (000)   186,661       198,975      (6.2) %


                        - - more - -







            AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                      YEAR-TO-DATE MAY
                                2005         2004       CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                   55,358,790    51,781,583       6.9 %
     D.O.T. DOMESTIC        36,997,575    35,774,164       3.4
     INTERNATIONAL          18,361,216    16,007,419      14.7
     ATLANTIC                7,340,812     6,634,653      10.6
     LATIN AMERICA           8,985,866     7,739,211      16.1
     PACIFIC                 2,034,537     1,633,555      24.5

AVAILABLE SEAT MILES (000)
   SYSTEM                   72,456,769    71,620,198       1.2 %
     D.O.T. DOMESTIC        47,676,135    49,332,675      (3.4)
     INTERNATIONAL          24,780,635    22,287,522      11.2
     ATLANTIC                9,229,520     8,603,961       7.3
     LATIN AMERICA          12,886,388    11,582,954      11.3
     PACIFIC                 2,664,726     2,100,608      26.9

LOAD FACTOR
   SYSTEM                         76.4 %        72.3 %     4.1 Pts
     D.O.T. DOMESTIC              77.6          72.5       5.1
     INTERNATIONAL                  74          71.8       2.2
     ATLANTIC                     79.5          77.1       2.4
     LATIN AMERICA                69.7          66.8       2.9
     PACIFIC                      76.3          77.7      (1.4)

PASSENGERS BOARDED          39,533,847    37,064,388       6.7 %

SYSTEM CARGO TON MILES (000)   913,087       901,338       1.3 %


                               ###

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